SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) MAY 13, 2005.


                         SENTRY  TECHNOLOGY CORPORATION
                         ------------------------------

               (Exact Name of Registrant as specified in charter)

         Delaware                    1-12727             96-11-3349733
  -------------------------        ------------        ----------------
(State  or  other  jurisdic-        (Commission          (IRS  Employer
 tion  of  incorporation)          File  Number)       Identification  No.)


   1881  Lakeland  Avenue,  Ronkonkoma,  New  York              11779
---------------------------------------------------------      --------
  (Address  of  principal  executive  offices)                (Zip  Code)


                                  631/ 739-2100
                            ------------------------
               Registrant's telephone number, including area code



                                       N/A


                                                [GRAPHIC OMITED]


         (Former name or former address, if changed since last report.)



                                                [GRAPHIC OMITED]

INFORMATION  TO  BE  INCLUDED  IN  THIS  REPORT

Item  2.03 - Creation of a Direct Financial Obligation or an Obligation under an
             Off-Balance Sheet  Arrangement  of  a  Registrant.

On May 13, Sentry Technology Corporation (the "COMPANY") and certain of its subsidiaries entered into a new secured credit facility with Royal Bank of Canada for $4.5 million dollars (Canadian). Interest is payable at a rate of Royal Bank of Canada prime, plus 1.25%. This new credit facility replaces the Company's current revolving credit agreement in the United States and its overdraft lending and term loan agreement in Canada.


Item  9.01.  Financial  Statements  and  Exhibits.

Exhibit  10.1 - Credit Facility Letter Agreement with Royal Bank of Canada dated
                April  19,  2005
Exhibit  10.2 - Amendment to Credit Facility Letter Agreement dated May 12, 2005
Exhibit  10.3 - Postponement  and  Subordination  Agreement dated May 12, 2005



-------------------------------------------------------------------------------


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENTRY  TECHNOLOGY  CORPORATION


By:  /s/ Peter J. Mundy                                  Date:  May  18,  2005
   -------------------------------------------------
     Peter  J.  Mundy
     Vice  President  and  Chief  Financial  Officer



EXHIBIT  INDEX

10.1 Credit Facility Letter Agreement with Royal Bank of Canada dated April 19, 2005

10.2     Amendment  to  Credit  Facility  Letter  Agreement  dated  May 12, 2005

10.3     Postponement  and  Subordination  Agreement  dated  May  12,  2005

















                                                              EXHIBIT  10.1



                               [GRAPHIC  OMITED]



                               [GRAPHIC  OMITED]


RBC  ROYAL  BANK


MARC  J.  DROUIN
Senior  Account  Manager

ROYAL  BANK  OF  CANADA
Information  Technology  -  GTA  260
East Beaver Creek Road, 2nd Floor
Richmond Hill,  Ontario  L4B  3M3
Tel  :  905-764-4755
Fax  :  905-764-4361




April  19,  2005


PRIVATE  AND  CONFIDENTIAL
--------------------------
Sentry  Technology  Canada  Inc.
c/o  Sentry  Technology  Corporation
37  Voyager  Court  North
Mississauga,  Ontario
M9W4Y2

ATTENTION:  MR.  PETER  MURDOCH.  PRESIDENT&CEO
-----------------------------------------------
Dear  Sirs/Mesdames:

We are pleased to offer the credit facilities described below (the "CREDIT FACILITIES"), subject to the following terms and conditions.

DEFINITIONS  AND  SCHEDULES
---------------------------
The attached schedules are incorporated into this agreement by reference. Schedule "A" contains definitions of capitalized terms used and not otherwise defined in this agreement. Unless otherwise provided, all dollar amounts are in Canadian currency and accounting terms are to be interpreted in accordance with GAAP.

BORROWER
--------
Sentry  Technology  Canada  Inc.         (the  "BORROWER")


LENDER
------
Royal  Bank  of  Canada                   (the  "BANK")

CREDIT  FACILITIES
------------------
Facility  (1):     $5,000,000  revolving  term  facility,  by  way  of:

(a)     RBP  based  loans  ("RBP  Loans");

(b)     RBUSBR  based  loans  in  US  currency  ("RBUSBR  LOANS");

(c)     Letters  of  Credit  in  Canadian  currency  or  US  currency  ("LCs");

(d)     Letters  of  Guarantee  in  Canadian  currency  or  US currency ("LGs").

Each use of the Credit Facilities is a "BORROWING" and all such usages outstanding at any time are "BORROWINGS". Schedule "B" contains terms and conditions applicable to Borrowings made otherwise than by way of RBP Loans or RBUSBR Loans which must be complied with.

FEF  CONTRACTS
--------------
At the Borrower's request the Bank may enter into Foreign Exchange Forward Contracts ("FEF Contracts") with the Borrower from time to time. The Bank makes no commitment to enter into any FEF Contract and may at any time in its sole discretion decline to enter into any FEF Contract. FEF Contracts will be governed by the terms and conditions set forth in the FEF Contracts Schedule attached hereto.


PURPOSE
-------
Facility (I)
-----------
Finance  general  operating  requirements.

AVAILABILITY
------------
Facility(I)
-----------
The Borrower may borrow, convert, repay and reborrow up to the amount of this revolving facility, provided:

(a) the aggregate Borrowings outstanding under this facility (including, without limitation, all LCs and LGs) must not exceed at any time the aggregate of the following, less Potential Prior-Ranking Claims
(the  "BORROWING  LIMIT"):

(i)     75%  of  Good  Domestic  Accounts  Receivable;  and
(ii)    65%  of  Good  Foreign  Accounts  Receivable;  and
(iii)   65%  of  Good  Carrefour  S.A.  Accounts  Receivable;  and
(iv)    90%  of  EDC  Accounts  Receivable;  and
(v) 75% of filed, cash refundable investment tax credits of the Borrower, supported by a letter from the auditors or other documents satisfactory to the Bank; and
(vi) to a maximum of $800,000, 30% of the lesser of cost or net realizable value of Unencumbered Inventory;

(b) the aggregate Borrowings outstanding by way of the LCs and LGs must not exceed $500,000 at any one time: and

(c) an Event of Default shall not have occurred and be continuing at the time of any Borrowing.

REPAYMENT
---------
Facility  (1)
-------------
Borrowings under this facility are expected to revolve with operating requirements.

Borrowings under this facility shall be repayable 364 days from the date of acceptance of this agreement.

INTEREST  RATES  AND  FEES
--------------------------
Facility  (1)
-------------
RBP  Loans:     RBP  plus  1.25%  per  annum.
RBUSBR  Loans:         RBUSBR  plus  1.25%  per  annum.
LCs:     fee  to  be  quoted  by  the  Bank  at  the  time  of issue of each LC.
LGs:     fee  to  be quoted by the Bank at the time of issue of each LG, subject to  a minimum  fee  of  $100  in  the  currency  of  issue.

Arrangement  Fee
----------------
An arrangement fee of $22,500 is payable by the Borrower, $10,000 of which has already been paid by the Borrower and the remaining $12,500 is due upon acceptance of this agreement. This fee is non-refundable and is deemed to be earned by the Bank upon acceptance of this agreement, to compensate for time, effort and expense incurred by the Bank in approving these facilities.

Administration  Fee
-------------------
An administration fee of $400 per month, for revolving RBP Loans and RBUSBR Loans and for margining advances against accounts receivable, inventory and investment tax credits, under Facility (1) is payable monthly in arrears on such date as the Bank may determine.

CALCULATION  AND  PAYMENT  OF  INTEREST  AND  FEES
--------------------------------------------------

RBP Loans  and  RBUSBR  Loans
-----------------------------
The Borrower shall pay interest on each RBP Loan and RBUSBR Loan monthly in arrears, on the 26th day of each month or such other day as may be agreed to between the Borrower and the Bank. Such interest will be calculated monthly and will accrue daily on the basis of the actual number of days elapsed and a year of 365 days. Interest on RBUSBR Loans shall be paid in US currency.

LC  Fees
--------
The Borrower shall pay an LC fee on the date of any payment made by the Bank pursuant to a drawing under any LC calculated on the amount drawn, based upon the number of days the LC was outstanding and a year of 365 days. If the total amount available under any LC has not been drawn prior to the expiry of such LC, the Borrower shall pay an LC fee calculated on the undrawn portion of such LC on the expiry date thereof, based upon the number of days the LC was outstanding and a year of 365 days. Fees for LCs issued in US currency shall be paid in US currency.

LG  Fees
--------
The Borrower shall pay an LG fee on the date of issuance of any LG calculated on the face amount of the LG issued and based on the number of days in the term thereof and a year of 365 days. Fees for LGs issued in US currency shall be paid in US currency.

Limit  on  Interest
-------------------
The Borrower shall not be obligated to pay any interest, fees or costs under or in connection with this agreement in excess of what is permitted by law.

Overdue  Payments
-----------------
Any amount that is not paid when due hereunder shall, unless interest is otherwise payable in respect thereof in accordance with the terms of this agreement or the instrument or contract governing same, bear interest until paid at the rate of RBP plus 5% per annum or, in the case of an amount in US currency, RBUSBR plus 5% per annum.

Equivalent  Yearly  Rates
-------------------------
The annual rates of interest or fees to which the rates calculated in accordance with this agreement are equivalent, are the rates so calculated multiplied by the actual number of days in the calendar year in which such calculation is made and divided by 365.

Time  and  Place  of  Payment
-----------------------------
Amounts payable by the Borrower hereunder shall be paid at the Branch of Account in the applicable currency. Amounts due on a day other than a Business Day shall be deemed to be due on the Business Day next following such day. Interest and fees payable under this agreement are payable both before and after any or all of default, maturity date, demand and judgement.

EXCHANGE  RATE  FLUCTUATIONS
----------------------------
If, for any reason, the amount of Borrowings outstanding under any facility, when converted to the Equivalent Amount in Canadian currency, exceeds the amount available under such facility, the Borrower shall immediately repay such excess or shall secure such excess to the satisfaction of the Bank.

EVIDENCE  OF  INDEBTEDNESS
--------------------------
The Bank shall open and maintain at the Branch of Account accounts and records evidencing the Borrowings made available to the Borrower by the Bank under this agreement. The Bank shall record the principal amount of each Borrowing, the payment of principal and interest and all other amounts becoming due to the Bank under this agreement.

The Bank's accounts and records constitute, in the absence of manifest error, conclusive evidence of the indebtedness of the Borrower to the Bank pursuant to this agreement.

The Borrower authorizes and directs the Bank to automatically debit, by mechanical, electronic or manual means, any bank account of the Borrower for all amounts payable by the Borrower to the Bank pursuant to this agreement.

GENERAL  ACCOUNTS
-----------------
The Borrower shall establish current accounts with the Bank in each of Canadian currency and US currency (each a "GENERAL ACCOUNT") for the conduct of the Borrower's day to day banking business. If the balance in a General Account:

(a) is a credit, the Bank may apply, at any time in its discretion, the amount of such credit or part thereof, rounded to the nearest $10,000 in Canadian currency or US currency, as applicable, as a repayment of Borrowings outstanding by way of RBP Loans or RBUSBR Loans, as applicable, under Facility (1), or

(b) is a debit, the Bank may, subject to availability, make available a Borrowing by way of an RBP Loan or RBUSBR Loan, as applicable, under Facility
(1) in an amount, rounded to the nearest $10,000 in Canadian currency or US currency, as applicable, as is required to place the General Account at not less than a zero balance.




CONDITIONS  PRECEDENT
---------------------
The  availability  of  any  Borrowing  is  conditional  upon  the  receipt  of:
(a)     a  duly  executed  copy  of  this  agreement;

(b) the security provided for herein, in form and substance satisfactory to the Bank, registered as required to perfect and maintain the security created thereby and such certificates, authorizations, resolutions and legal opinions as the Bank may reasonably require; and

(c) such financial and other information or documents relating to the Borrower or any Guarantor as the Bank may reasonably require.

SECURITY
--------
Security for the Borrowings and all other obligations of the Borrower to the Bank, shall include:

(a) General security agreement on the Bank's form 924 signed by the Borrower constituting a first ranking security interest in all personal property of the Borrower, supported by a certificate of insurance evidencing fire insurance coverage over the assets of the Borrower, with first loss payable to the Bank and evidencing business interruption and third party liability insurance;

(b) Guarantee and postponement of claim on the Bank's form 812 in the amount of $5,500,000 signed by Sentry Technology Corporation, supported by a general security agreement constituting a first ranking security interest in all personal property of Sentry Technology Corporation, and further supported by a certificate of insurance evidencing fire insurance coverage over the assets of Sentry Technology Corporation, with first loss payable to the Bank and evidencing business interruption and third party liability insurance;

(c) Guarantee and postponement of claim on the Bank's form 812 in the amount of $5,500,000 signed by Sentry Technology USA Inc., supported by a general security agreement constituting a first ranking security interest in all personal property of Sentry Technology USA Inc. and further supported by a certificate of insurance evidencing fire insurance coverage over the assets of Sentry Technology USA Inc., with first loss payable to the Bank and evidencing business interruption and third party liability insurance;

(d) Guarantee and postponement of claim on the Bank's form 812 in the amount of $1,000,000 signed by Custom Security Industries Inc. supported by a general security agreement constituting a first ranking security interest in all personal property of Custom Security Industries Inc. and further supported by a certificate of insurance evidencing fire insurance coverage over the assets of Custom Security Industries Inc., with first loss payable to the Bank and evidencing business interruption and third party liability insurance; and

(e) Postponement and assignment of claim on the Bank's form 918 signed by Brascan Technology Fund.

REPRESENTATIONS  AND  WARRANTIES
--------------------------------
Each of the Borrower and Sentry Technology Corporation represents and warrants to the Bank that:

(a) it is a corporation duly incorporated, validly existing and duly registered or qualified to carry on business in the Province of Ontario, in the case of the Borrower, and in the State of Delaware, in the case of Sentry Technology Corporation;

(b) the execution, delivery and performance by it of this agreement have been duly authorized by all necessary actions and do not violate its constating documents or any Applicable Laws or agreements to which it is subject or by which it is bound;

(c) the most recent consolidated financial statements provided to the Bank fairly present its financial position as of the date thereof and its results of operations and cash flows for the fiscal period covered thereby, and since the date of such financial statements, there has occurred no material adverse change in its business or financial condition;


(d) there is no claim, action, prosecution or other proceeding of any kind pending or threatened against it or any of its assets or properties before any court or administrative agency which relates to any non-compliance with any Environmental Law or any Release from its lands of a Contaminant into the natural environment or which, if adversely determined, might have a material adverse effect upon its financial condition or operations or its ability to perform its obligations under this agreement or any of the Bank's security, and there are no circumstances of which it is aware which might give rise to any such proceeding which it has not fully disclosed to the Bank;

(e) it has good and marketable title to all of its properties and assets, free and clear of any encumbrances, other than as may be provided for herein;

(f) it is in compliance in all material respects with all Applicable Laws including, without limitation, all Environmental Laws;

(g) it possesses all licenses, patents, trade marks, service marks and copyrights, free from material restrictions, that are necessary for the ownership, maintenance and operation of its assets and businesses and it is not in violation of any rights of others with respect to any of the foregoing;

(h) no event has occurred which constitutes, or which, with notice, lapse of time, or both, would constitute, an Event of Default; and

(i) it has filed all material tax returns which were required to be filed by it, paid or made provision for payment of all taxes and Potential
Prior-Ranking Claims (including interest and penalties) which are due and payable, and provided adequate reserves for payment of any tax, the payment of which is being contested.


REPORTING  COVENANTS
--------------------
The Borrower covenants and agrees with the Bank, while this agreement is in effect, to provide the Bank with:

(a) monthly Borrowing Limit Certificate, substantially in the form of Schedule "C", within 45 days of each month end;

(b) quarterly company prepared financial statements for the Borrower, within 45 days of each fiscal quarter end;

(c) quarterly Compliance Certificate, substantially in the form of Schedule "D", within 45 days of each fiscal quarter end, certifying compliance with this agreement; and

(d) annual company prepared financial statements for the Borrower, within 90 days of each fiscal year end. Sentry Technology Corporation covenants and agrees with the Bank, while this agreement is in effect, to provide the Bank with:

(a) quarterly company prepared consolidated financial statements for Sentry Technology Corporation, within 45 days of each fiscal quarter end;

(b) quarterly company prepared financial statements for each of Sentry Technology USA Inc. and Custom Security Industries, within 45 days of each fiscal quarter end;

(c) quarterly Compliance Certificate, substantially in the form of Schedule "E", within 45 days of each fiscal quarter end, certifying compliance with this agreement including the financial covenants set forth below;

(d) annual audited consolidated financial statements for Sentry Technology Corporation, within 90 days of each fiscal year end;

(e) annual company prepared financial statements for each of Sentry Technology USA Inc. and Custom Security Industries, within 90 days of each fiscal year end;

(f) annual forecasted balance sheet and income and cash flow statements on a consolidated basis for Sentry Technology Corporation, supported by full narrative and details of assumptions, prepared on a monthly basis for the next following fiscal year, within 45 days of each fiscal year end; and

(g) such other financial and operating statements and reports as and when the Bank may reasonably require.

GENERAL  COVENANTS
------------------
The Borrower covenants and agrees with the Bank, while this agreement is in effect:
(a)     to  pay  all  sums  of  money  when  due  by  it  under  this agreement;

(b) to provide the Bank with prompt written notice of any event which constitutes, or which, with notice, lapse of time, or both, would constitute an Event of Default;

(c) to give the Bank 30 days prior written notice of any intended change in the ownership of its shares and not to consent to or facilitate a change in the ownership of its shares without the prior written consent of the Bank;

(d) to keep its assets fully insured against such perils and in such manner as would be customarily insured by Persons carrying on a similar business or owning similar assets;

(e) to file all material tax returns which are to be filed by it from time to time, to pay or make provision for payment of all taxes (including interest and penalties) and Potential Prior-Ranking Claims when due, and to provide adequate reserves for the payment of any tax, the payment of which is being contested;

(f) to comply in all material respects with all Applicable Laws including, without limitation, all Environmental Laws;

(g) not to, without the prior written consent of the Bank, grant, create, assume or suffer to exist any mortgage, charge, lien, pledge, security interest or other encumbrance affecting any of its properties, assets or other rights;



(h) not to, without the prior written consent of the Bank, sell, transfer, convey, lease or otherwise dispose of any of its properties or assets other than in the ordinary course of business and on commercially reasonable terms;

(i) not to, without the prior written consent of the Bank, guarantee or otherwise provide for, on a direct, indirect or contingent basis, the payment of any monies or performance of any obligations by any other Person, except as may be provided for herein;

(j) not to, without the prior written consent of the Bank, merge, amalgamate, or otherwise enter into any other form of business combination with any other Person;

(k) to provide the Bank with prompt written notice of any non-compliance by the Borrower with any Environmental Laws or any Release from the land of the Borrower of a Contaminant into the natural environment and to indemnify and save harmless the Bank from all liability or loss as a result of an Environmental Activity or any non-compliance with any Environmental Law; and

(1) to permit the Bank or its representatives, from time to time, to visit and inspect the Borrower's premises, properties and assets and examine and obtain copies of the Borrower's records or other information and discuss the Borrower's affairs with the auditors, counsel and other professional advisers of the Borrower.

Sentry Technology Corporation covenants and agrees with the Bank, while this agreement is in effect:

(m) not to, and to ensure its subsidiaries do not, without the prior written consent of the Bank, grant, create, assume or suffer to exist any mortgage, charge, lien, pledge, security interest or other encumbrance affecting any of its properties, assets or other rights.

Each of the Borrower, Sentry Technology Corporation and Custom Security Industries Inc. covenants and agrees with the Bank, while this agreement is in effect:

(n) that in the event the annual gross revenues of Custom Security Industries Inc. contribute more than 25% of Sentry Technology Corporation's consolidated gross revenues, to deliver to the Bank a replacement or an additional guarantee and postponement of claim on the Bank's form 812 signed by Custom Security Industries Inc. for an increased amount, as determined by the Bank, acting reasonably, together with any certificates, authorizations, resolutions and legal opinions as the Bank may reasonably require.


FINANCIAL  COVENANTS
--------------------
Sentry Technology Corporation covenants and agrees with the Bank, while any availability exists or any Borrowings remain outstanding under any Credit
Facility,  which  is  a  term  facility:

(a) to maintain on a consolidated basis, to be measured as at the end of each fiscal quarter:

(i) a ratio of Current Assets to Current Liabilities of not less than 1.5:1;

(ii) a ratio of Net Funded Debt to EBITDA, calculated on a rolling 4 quarters basis for the fiscal quarter then ended and the immediately preceding 3 fiscal quarters, of not greater than 2.5:1; and

(iii) a ratio of Total Liabilities to Tangible Net Worth of not greater than 2:1.

EVENTS  OF  DEFAULT
-------------------
Without limiting any other rights of the Bank under this agreement, if any one or more of the following events (herein an "EVENT OF DEFAULT") has occurred and is continuing:

(a) the Borrower fails to pay when due any principal, interest, fees or other amounts due under this agreement;

(b) the Borrower or any Guarantor breaches any provision of this agreement or any security or other agreement with the Bank or any subsidiary or affiliate of the Bank;

(c) the Borrower or any Guarantor defaults in the payment of any indebtedness to any Person other than the Bank, or in the performance or observance of any agreement in respect of any such indebtedness where, as a result of such default, the maturity of such indebtedness is or may be accelerated;

(d) any representation or warranty made or deemed to have been made herein or in any certificate or security provided for herein shall be false or inaccurate in any materially adverse respect;

(e) there is, in the opinion of the Bank, a material adverse change in the financial condition, operation or ownership of the Borrower or any Guarantor;

(f) the Borrower or any Guarantor is unable to pay its debts as such debts become due, or is, or is adjudged or declared to be, or admits to being, bankrupt or insolvent;

(g) any notice of intention is filed or any voluntary or involuntary case or proceeding is filed or commenced for (i) the bankruptcy, liquidation, winding-up, dissolution or suspension of general operations of the Borrower or any Guarantor, or (ii) the composition, re-scheduling, reorganization, arrangement or readjustment of, or other relief from, or stay of proceedings to enforce, some or all of the debts of the Borrower or any Guarantor or (iii) the appointment of a trustee, receiver, receiver and manager, liquidator, administrator, custodian or other official for, all or any significant part of the assets of the Borrower or any Guarantor or (iv) the possession, foreclosure or retention, or sale or other disposition of, or other proceedings to enforce security over, all or any significant part of the assets of the Borrower or any Guarantor;

(h) any secured creditor, encumbrancer or lienor, or any trustee, receiver, receiver and manager, agent, bailiff or other similar official appointed by or acting for any secured creditor, encumbrancer or lienor, takes possession of, or forecloses or retains, or sells or otherwise disposes of, or otherwise proceeds to enforce security over all or any significant part of the assets of the Borrower or any Guarantor or gives notice of its intention to do any of the foregoing, then, in such event, the ability of the Borrower to make further
Borrowings under any Credit Facility which is a term facility under this agreement shall immediately terminate and the Bank may, by written notice to the Borrower, declare the Borrowings outstanding under any such Credit Facility to be immediately due and payable. Upon receipt of such written notice, the Borrower shall immediately pay to the Bank all Borrowings outstanding under any Credit Facility which is a term facility under this agreement and all other obligations of the Borrower to the Bank in connection with any such Credit Facility under this agreement including, without limitation, an amount equal to the aggregate of the face amounts of all LCs and LGs which are unmatured or unexpired, which amount shall be held by the Bank as security for the Borrower's obligations to the Bank in respect of such instruments or contracts. The Bank may enforce its rights to realize upon its security and retain an amount sufficient to secure the Bank for the Borrower's obligations to the Bank in respect of such contracts or instruments.

SUCCESSORS  AND  ASSIGNS
------------------------
This agreement shall be binding upon and enure to the benefit of the parties and their respective successors and permitted assigns.

The Bank may assign all or part of its rights and obligations under this agreement to any Person. The rights and obligations of the Borrower under this agreement may not be assigned without the prior written consent of the Bank.

The Bank may disclose to potential or actual assignees confidential information regarding the Borrower (including, any such information provided by the Borrower to the Bank) and shall not be liable for any such disclosure.

GENERAL
-------
Expenses
--------
The Borrower agrees to pay all fees (including legal fees), costs and expenses incurred by the Bank in connection with the preparation, negotiation and documentation of this agreement and the security provided for herein and the operation or enforcement of this agreement and the security provided for herein.

Review
------
The Bank may conduct periodic reviews of the affairs of the Borrower, as and when determined by the Bank, for the purpose of evaluating the financial condition of the Borrower. The Borrower shall make available to the Bank such financial statements and other information and documentation as the Bank may reasonably require and shall do all things reasonably necessary to facilitate such review by the Bank.


Potential  Prior-Ranking  Claims
--------------------------------
The Borrower hereby grants its consent (such grant to remain in force as long as this agreement is in effect or any Borrowings are outstanding) to any Person having information relating to any Potential Prior-Ranking Claim arising by any law, statute, regulation or otherwise and including, without limitation, claims by or on behalf of government to release such information to the Bank at any time upon its written request for the purpose of assisting the Bank to evaluate the financial condition of the Borrower.



Set  Off
--------
The Bank is authorized, but not obligated, at any time, to apply any credit balance, whether or not then due, to which the Borrower is entitled on any account in any currency at any branch or office of the Bank in or towards satisfaction of the obligations of the Borrower due to the Bank under this agreement. The Bank is authorized to use any such credit balance to buy such other currencies as may be necessary to effect such application.

Non-Merger
----------
The provisions of this agreement shall not merge with any security provided to the Bank, but shall continue in full force for the benefit of the parties hereto.

Amendments  and  Waivers
------------------------
No amendment or waiver of any provision of this agreement will be effective unless it is in writing signed by the Borrower and the Bank. No failure or delay, on the part of the Bank, in exercising any right or power hereunder or under any security document shall operate as a waiver thereof. Each of the Guarantors agrees that the amendment or waiver of any provision of this agreement (other than agreements, covenants or representations expressly made by any Guarantor herein, if any) may be made without and does not require the consent or agreement of, or notice to, any Guarantor.

Severability
------------
If any provision of this agreement is or becomes prohibited or unenforceable in any jurisdiction, such prohibition or unenforceability shall not invalidate or render unenforceable the provision concerned in any other jurisdiction nor invalidate, affect or impair any of the remaining provisions of this agreement.

Life  Insurance  Options
------------------------
The Borrower acknowledges that Borrowings are not insured under the Bank's Business Loan Insurance Plan.

Judgement  Currency
-------------------
If for the purpose of obtaining judgement in any court in any jurisdiction with respect to this agreement, it is necessary to convert into the currency of such jurisdiction (the "Judgement Currency") any amount due hereunder in any currency other than the Judgement Currency, then conversion shall be made at the rate of exchange prevailing on the Business Day before the day on which judgement is given. For this purpose "rate of exchange" means the rate at which the Bank would, on the relevant date, be prepared to sell a similar amount of such currency in the Toronto foreign exchange market, against the Judgement Currency, in accordance with normal banking procedures.

In the event that there is a change in the rate of exchange prevailing between the Business Day before the day on which judgement is given and the date of payment of the amount due, the Borrower will, on the date of payment, pay such additional amounts as may be necessary to ensure that the amount paid on such date is the amount in the Judgement Currency which, when converted at the rate of exchange prevailing on the date of payment, is the amount then due under this agreement in such other currency together with interest at RBP and expenses (including legal fees on a solicitor and client basis). Any additional amount due from the Borrower under this section will be due as a separate debt and shall not be affected by judgement being obtained for any other sums due under or in respect of this agreement.

Governing  Law
--------------
This agreement shall be construed in accordance with and governed by the laws of the Province of Ontario and of Canada applicable therein.

Whole  Agreement
----------------
This agreement, the security and any other written agreement delivered pursuant to or referred to in this agreement constitute the whole and entire agreement between the parties in respect of the Credit Facilities. There are no verbal agreements, undertakings or representations in connection with the Credit Facilities.

Joint  and  Several
-------------------
Where more than one Person is liable as Borrower or Guarantor for any obligation under this agreement, then the liability of each such Person for such obligation is joint and several with each other such Person.

Counterpart  Execution
----------------------
This agreement may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together constitute one and the same instrument.
Time
----
Time  shall  be  of  the  essence  in  all  provisions  of  this  agreement.

Acceptance
----------
This offer is open for acceptance until May 18, 2005, after which date it will be null and void, unless extended in writing by the Bank.

Please confirm your acceptance of this agreement by signing the attached copy of this letter in the space provided below and returning it to the undersigned.

Yours  truly,

Marc  J.  Drouin
Senior  Account  Manager


/spa

We  acknowledge  and  accept  the  foregoing  terms  and  conditions
as  of     ,  2005.

SENTRY  TECHNOLOGY  CANADA  INC.

By:    /s/  Peter  L.  Murdoch
       -----------------------
Name:  Peter  L.  Murdoch
       ------------------
Title:  President
        ---------

By:  __________________________
Name:  _______________________
Title:  ________________________

I/We  have  authority  to  bind  the  corporation.

We  acknowledge  and  accept  the  foregoing  terms  and  conditions
as  of     ,  2005.


SENTRY  TECHNOLOGY  CORPORATION
By:  /s/  Peter  L.  Murdoch
     -----------------------
Name:  Peter  L.  Murdoch
       ------------------
Title:   President
        ----------
By:
Name:
Title:  _________________________

I/We  have  authority  to  bind  the  corporation.

We  acknowledge  and  confirm  our  agreement  with
the  foregoing  terms  and  conditions,  as  Guarantor,
as  of     ,  2005.

SENTRY  TECHNOLOGY  USA  INC.

By:  /s/  Peter  L.  Murdoch
     -----------------------
Name:  Peter  L.  Murdoch
       ------------------
Title:  President
        ---------
By:_
Name:  Title:  "

I/We  have  authority  to  bind  the  corporation

We  acknowledge  and  confirm  our  agreement  with
the  foregoing  terms  and  conditions,  as  Guarantor,
and  we  acknowledge  and  accept  the  terms  and  conditions contained  in  paragraph  (n)  in  the  General  Covenants  section
as  of     ,  2005.





CUSTOM  SECURITY  INDUSTRIES  INC.
By:  /s/  Morton  Roseman
     --------------------
Name:  Morton  Roseman
      ----------------
Title:  President
        ---------
By:
Name:
Title:  _________________________

I/We  have  authority  to  bind  the  corporation.

SCHEDULE  "A"  to  the agreement dated April 19, 2005, between Sentry Technology
Canada  Inc.,  as  Borrower,  and  Royal  Bank  of  Canada,  as  the  Bank.
                                   Definitions
For the purpose of this agreement, the following terms and phrases shall have the following meanings:

"ACCEPTABLE COUNTRIES PERSONS" means Persons whose chief operating activities are located in Australia, Belgium, Germany, Italy, the United Kingdom or the Hong Kong Special Administrative Region of the People's Republic of China;

"APPLICABLE LAWS" means, with respect to any Person, property, transaction or event, all present or future Applicable Laws, statutes, regulations, rules, orders, codes, treaties, conventions, judgments, awards, determinations and decrees of any governmental, regulatory, fiscal or monetary body or court of competent jurisdiction in any applicable jurisdiction;

"BRANCH OF ACCOUNT" means the branch of the Bank at which the Borrower's accounts are maintained. As at the date of this agreement, the "BRANCH OF ACCOUNT" is the Bank's branch at 260 East Beaver Creek Road, Richmond Hill, Ontario;

"BUSINESS DAY" means a day, excluding Saturday, Sunday and any other day which shall be a legal holiday or a day on which banking institutions are closed in the province of the Branch of Account;

"CONTAMINANT" includes, without limitation, any pollutant, dangerous substance, liquid waste, industrial waste, hazardous material, hazardous substance or contaminant including any of the foregoing as defined in any Environmental Law;

"CURRENT ASSETS" means, at any time, those assets ordinarily realizable within one year from the date of determination or within the normal operating cycle, where such cycle is longer than a year;

"CURRENT LIABILITIES" means, at any time, amounts payable within one year from the date of determination or within the normal operating cycle, where such cycle is longer than a year (the operating cycle must correspond with that used for current assets);

"DOMESTIC COUNTRIES PERSONS" means Persons whose chief operating activities are located in the United States of America or Canada;

"EBITDA" means, for any fiscal period, net income from continuing operations (excluding extraordinary gains or losses) plus, to the extent deducted in determining net income, Interest Expense and income taxes accrued during, and depreciation, depletion, amortization and minority interest expenses deducted for, the period;

"EDC ACCOUNTS RECEIVABLE" means accounts receivable of the Borrower the payment of which has been insured by the Export Development Canada;

"ENVIRONMENTAL ACTIVITY" means any activity, event or circumstance in respect of a Contaminant, including, without limitation, its storage, use, holding, collection, purchase, accumulation, assessment, generation, manufacture, construction, processing, treatment, stabilization, disposition, handling or transportation, or its Release into the natural environment, including movement through or in the air, soil, surface water or groundwater;

"ENVIRONMENTAL LAWS" means all Applicable Laws relating to the environment or occupational health and safety, or any Environmental Activity;

"EQUITY" means the total of share capital (excluding preferred shares redeemable within one year), contributed surplus, and retained earnings, and for calculation purposes, minority interest, as reported on Sentry Technology Corporation's consolidated financial statements, provided to the Bank in accordance with the Reporting Covenants section, will be treated as equity;


"EQUIVALENT AMOUNT" means, with respect to an amount of any currency, the amount of any other currency required to purchase that amount of the first mentioned currency through the Bank in Toronto, in accordance with normal banking procedures;

"FUNDED DEBT" means, at any time, all obligations for borrowed money which bears interest or to which interest is imputed plus, without duplication, all obligations for the deferred payment of the purchase of property, all capital lease obligations and all indebtedness secured by purchase money security interests, plus the amount of any guarantees or other financial assistance provided in respect of liabilities of a third party, but excluding Postponed Debt;

"GAAP" means, generally accepted accounting principles in effect from time to time in Canada applied in a consistent manner from period to period;

"GOOD ACCOUNTS RECEIVABLE" means accounts receivable of Sentry Technology Corporation on a consolidated basis, excluding (i) EDC Accounts Receivable, (ii) the entire amount of accounts, any portion of which is outstanding more than 90 days after billing date, provided that the under 90 day portion may be included where the Bank has designated such portion as nevertheless good, and provided the under 120 day portion may be included for accounts owing by Lowes Companies Inc., (iii) all amounts due from any affiliate, (iv) bad or doubtful accounts,
(v) accounts subject to any security interest or other encumbrance ranking or capable of ranking in priority to the Bank's security, (vi) the amount of all holdbacks, contra accounts or rights of set-off on the part of any account debtor, or (vii) any accounts which the Bank has previously advised to be ineligible;

"GOOD CARREFOUR ACCOUNTS RECEIVABLE" means accounts receivable of Sentry Technology Corporation on a consolidated basis owing by Carrefour S.A., excluding (i) EDC Accounts Receivable, (ii) the entire amount of accounts, any portion of which is outstanding more than 90 days after billing date, provided that the under 90 day portion may be included where the Bank has designated such portion as nevertheless good, (iii) bad or doubtful accounts, (iv) accounts subject to any security interest or other encumbrance ranking or capable of ranking in priority to the Bank's security, (v) the amount of all holdbacks, contra accounts or rights of set-off, or (vi) any accounts which the Bank has previously advised to be ineligible;

"GOOD DOMESTIC ACCOUNTS RECEIVABLE" means Good Accounts Receivable owing by Domestic Countries Persons;

"GOOD FOREIGN ACCOUNTS RECEIVABLE" means Good Accounts Receivable owing by Acceptable Countries Persons;

"GUARANTORS" means Sentry Technology Corporation, a Delaware corporation, Sentry Technology USA Inc, a Pennsylvania corporation, and Custom Security Industries Inc., an Ontario corporation and "GUARANTOR" means any one of them;

"LETTER OF CREDIT" or "LC" means a documentary credit issued by the Bank on behalf of the Borrower for the purpose of paying suppliers of goods;

"LETTER OF GUARANTEE" or "LG" means a documentary credit issued by the Bank on behalf of the Borrower for the purpose of providing security to a third party that the Borrower or a person designated by the Borrower will perform a contractual obligation owed to such third party;

"NET  FUNDED  DEBT"  means  Funded  Debt  less  cash  or  cash  equivalents;

"PERSON" includes an individual, a partnership, a joint venture, a trust, an unincorporated organization, a company, a corporation, an association, a government or any department or agency thereof, and any other incorporated or unincorporated entity;

"POSTPONED DEBT" means indebtedness that is fully postponed and subordinated, both as to principal and interest, on terms satisfactory to the Bank, to the obligations owing to the Bank hereunder;

"POTENTIAL PRIOR-RANKING CLAIMS" means all amounts owing or required to be paid, where the failure to pay any such amount could give rise to a claim pursuant to any law, statute, regulation or otherwise, which ranks or is capable of ranking in priority to the Bank's security or otherwise in priority to any claim by the Bank for repayment of any amounts owing under this agreement;

"RBP" and "ROYAL BANK PRIME" each means the annual rate of interest announced by the Bank from time to time as being a reference rate then in effect for determining interest rates on commercial loans made in Canadian currency in Canada;

"RBUSBR" and "ROYAL BANK US BASE RATE" each means the annual rate of interest announced by the Bank from time to time as a reference rate then in effect for determining interest rates on commercial loans made in US currency in Canada;

"RELEASE" includes discharge, spray, inject, inoculate, abandon, deposit, spill, leak, seep, pour, emit, empty, throw, dump, place and exhaust, and when used as a noun has a similar meaning;

"SENIOR DEBT" means, at any time, the aggregate Borrowings outstanding owing by the Borrower to the Bank under Facility (1);

"TANGIBLE NET WORTH" means the total of Equity plus Postponed Debt less intangibles, deferred charges and leasehold improvements. For the purpose hereof, intangibles are assets lacking physical substance;

"TOTAL LIABILITIES" means all liabilities, exclusive of deferred tax liabilities and Postponed Debt. For calculation purposes, minority interest, as reported on Sentry Technology Corporation's consolidated financial statements provided to the Bank in accordance with the Reporting Covenants section, will be treated as equity;

"UNENCUMBERED INVENTORY" means finished goods inventory of Sentry Technology Corporation on a consolidated basis which is not subject to any security interest or other encumbrance or any other right or claim which ranks or is capable of ranking in priority to the Bank's security including, without limitation, rights of unpaid suppliers under the Bankruptcy and Insolvency Act, Canada, to repossess inventory within 30 days after delivery;
"US"  means  United  States  of  America.

SCHEDULE  "B"  to  the agreement dated April 19, 2005, between Sentry Technology
Canada  Inc.,  as  Borrower,  and  Royal  Bank  of  Canada,  as  the  Bank.

                              Borrowing Conditions
Borrowings made otherwise than by way of RBP Loans or RBUSBR Loans will be subject to the following terms and conditions:

LCSorLGS:
---------

(a) each LC and LG shall expire on a Business Day and shall have a term of not more than 365 days;

(b) at least 2 Business Days prior to the issue of an LC or LG, the Borrower Shall execute a duly authorized application with respect to such LC or LG and each LC and LG shall be governed by the terms and conditions of the relevant application for such contract;

(c) an LC or LG may not be revoked prior to its expiry date unless the consent of the beneficiary of the LC or LG has been obtained;

(d) any LC or LG issued under a term facility must have an expiry date on or Before the maturity date of the term facility, unless otherwise agreed to by the Bank; and

(e) if there is any inconsistency at any time between the terms of this agreement and the terms of the application for LC or LG, the terms of the application for LC or LG shall govern.

Schedule  "C"  to  the  agreement dated April 19 2005, between Sentry Technology
Canada  Inc.,  as  Borrower,  and  Royal  Bank  of  Canada,  as  the  Bank.
                           Borrowing Limit Certificate
I,     ,  the     of  Sentry  Technology  Canada  Inc.
(the  "Borrower")  hereby  certify  as  of  month  ending:

1. I am familiar with and have examined the provisions of the letter agreement (the "Agreement") dated April 19, 2005, between Sentry Technology Canada Inc., as Borrower, and Royal Bank of Canada (the "Bank"), as the Bank, and have made reasonable investigations of corporate records and inquiries of other officers and senior personnel of the Borrower. Terms defined in the Agreement have the same meanings where used in this certificate.


2.     The  Borrowing  Limit  is  $     ,  calculated  as  follows:
total accounts receivable owing by Domestic Countries Persons of Sentry        $
Technology Corporation on a consolidated basis, excluding EDC Accounts Receivable Less:

(a)     Domestic  Countries  Persons  accounts,  any  portion of which
        ($     ) exceeds  90  days
(b)     Domestic  Countries  Persons  accounts  due from affiliates     ($     )
(c)     "Under  90  days"  Domestic  Countries  Persons  accounts     ($     )
        where  collection  is  suspect
(d)     Domestic  Countries  Persons  accounts  subject  to  prior     ($     )
        encumbrances
(e)     Holdbacks,  contra-accounts  or  rights  of  set-off     ($     )
(f)     other  ineligible  Domestic  Countries  Persons  accounts     ($     )
Plus:     (s)     Under  90  day  portion  of  Domestic  Countries Persons     $
accounts included in (a) above, which the Bank has designated as nevertheless good and the under 120 day portion of accounts owing by Lowes Companies Inc.

Good  Domestic  Accounts  Receivable     A  $

marginable  Good  Domestic  Accounts  Receivable  at  75%  of  A     B  $

total accounts owing by Acceptable Countries Persons of Sentry $_____________ Technology Corporation on a consolidated basis, excluding EDC Accounts Receivable

Less:  (a)    Acceptable  Countries  Persons  accounts, any
portion of which                                                  ($___________
exceeds  90  days

(b)     Acceptable  Countries  Persons  accounts  due
from affiliates                                                     ($_________)

(c)     "Under  90  days"  Acceptable  Countries  Persons
accounts                                                            ($_________)
where  collection  is  suspect

(d)     Acceptable  Countries  Persons  accounts  subject
to  prior                                                           ($_________)
encumbrances

(e)     Holdbacks,  contra-accounts  or rights of set-off           ($_________)
(f)     other  ineligible  Acceptable  Countries  Persons
accounts                                                            ($_________)

Plus:  (g)    Under  90  day  portion  of  Acceptable
Countries Persons                                                   $__________)
accounts included in (a) above, which the Bank has designated as nevertheless good

Good  Foreign  Accounts  Receivable                            C  $____________

marginable  Foreign  Accounts  Receivable  at  75%  of  C      D  $____________

total accounts receivable of Sentry Technology Corporation
on  a                                                             $__________
consolidated basis owing by Carrefour S.A., excluding EDC Accounts Receivable

Less:
(a)       Carrefour S.A. accounts, any portion of which exceeds
90 days                                                        ($     _________)

(b)     "Under  90  days"  Carrefour  S.A.  accounts
where  collection                                              ($_________)
is  suspect

(c)     Carrefour  S.A.  accounts  subject  to  prior
encumbrances                                                   ($_________)

(d)     Holdbacks,  contra-accounts  or  rights  of  set-off      ($___________)

(e)     other  ineligible  Carrefour  S.A.  accounts              ($___________)

Plus:  (f) Under  90  day  portion of Carrefour S.A. accounts
included                                                           $  _________
in (a) above, which the Bank has designated as nevertheless good

Good  Carrefour  S.A.  Receivable                           E  $_____________

marginable  Carrefour  S.A.  Receivable  at  65%  of  E     F  $_____________
total  EDC  Accounts  Receivable                            G  $_____________

marginable  EDC  Accounts  Receivable  at  90%  of  G       H  $_____________

total  filed,  cash  refundable  investment  tax  credits
of the Borrower                                             I  $___________

marginable filed, cash refundable investment tax credits
at 75% of I                                                 J $____________

total  finished  goods  inventory  of  Sentry
Technology Corporation on a                                   $____________
consolidated  basis  (valued  at  lesser  of  cost
or  net  realizable  value)
Less:     (a)  inventory  subject  to prior encumbrances     ($_____________

(b)     inventory  subject  to  30  day  supplier  payables  ($_____________

(c)     other  non-qualifying  inventory                     ($_____________

Unencumbered  Inventory                                         K  $___________

marginable  Unencumbered  Inventory at 30% of K
(Max. $800,000)                                                 L  $___________

Less:     Potential  Prior-Ranking  Claims     M  ($     )

Borrowing  Limit  (B  +  D  +  F  +  H  +  J  +  L-M)     $     ___________

Less:     Facility  (1)  Borrowings  (including  LCs  and          ($________)
            $  LGs)

Margin Surplus (Deficit)                                          $_____________


3.   Annexed  hereto  are  the following reports in respect of Sentry Technology
Corporation:
(a)     aged  list  of  accounts  receivable  and  accounts  payable,
(b)     status  of  inventory,
(c)     listing  of  Potential  Prior-Ranking  Claims,
(d)     listing  of  supplier  payables,
(e)     auditors'  letter  re:  filed,  cash  refundable investment tax credits,
(f)     Re  EDC  -  Direction  of  Proceeds  (Form  E6)  and copy of Schedule B.

4. The reports and information provided herewith are accurate and complete in all respects and all amounts certified as Potential Prior-Ranking Claims are current amounts owing and not in arrears.


Dated  this     day  of     ,  20     .
Per:
Name:  Title:  "

Schedule  "D"  to  the agreement dated April 19, 2005, between Sentry Technology
Canada  Inc.,  as  Borrower,  and  Royal  Bank  of  Canada,  as  the  Bank.
                             Compliance Certificate
I,     ,  the     of  Sentry  Technology  Canada  Inc.
(the  "Borrower")  hereby  certify  as  of  fiscal  quarter  ending     :

1. I am familiar with and have examined the provisions of the letter agreement (the "Agreement") dated April 19, 2005, between Sentry Technology Canada Inc., as Borrower, and Royal Bank of Canada (the "Bank"), as the Bank, and have made reasonable investigations of corporate records and inquiries of other officers and senior personnel of the Borrower and Guarantor. Terms defined in the Agreement have the same meanings when used in this certificate.


2. The representations and warranties contained in the Agreement are true and correct.

3. No event or circumstance has occurred which constitutes or which, with the giving of notice, lapse of time, or both, would constitute an Event of Default under the Agreement and there is no reason to believe that during the next fiscal quarter of the Borrower, any such event or circumstance will occur.


Dated  this     day  of     ,  20     .

Per:
Name:
Title:

Schedule  "E"  to  the agreement dated April 19, 2005, between Sentry Technology
Canada  Inc.,  as  Borrower,  and  Royal  Bank  of  Canada,  as  the  Bank.

                             Compliance Certificate

I,     ,  the     of  Sentry  Technology  Corporation
(the  "Guarantor")  hereby  certify  as  of  fiscal  quarter  ending     :

1. I am familiar with and have examined the provisions of the letter agreement (the "Agreement") dated April 19, 2005, between Sentry Technology Canada Inc., as Borrower, and Royal Bank of Canada (the "Bank"), as the Bank, and have made reasonable investigations of corporate records and inquiries of other officers and senior personnel of the Borrower and Guarantor. Terms defined in the Agreement have the same meanings when used in this certificate.

2. The representations and warranties contained in the Agreement are true and correct.

3. No event or circumstance has occurred which constitutes or which, with the giving of notice, lapse of time, or both, would constitute an Event of Default under the Agreement and there is no reason to believe that during the next fiscal quarter of the Guarantor, any such event or circumstance will occur.

4. The ratio of Current Assets to Current Liabilities is : 1, being not less than the minimum required ratio of 1.5:1.

5. The ratio of Total Liabilities to Tangible Net Worth is : 1, being not greater than the maximum ratio of 2:1.

6. The ratio of Net Funded Debt to EBITDA is : 1, being not greater than the required maximum ratio of 2.5:1.

7. The detailed calculations of the foregoing ratios and covenants is set forth in the addendum annexed hereto and are true and correct in all respects.


Dated  this     day  of     ,  20     .
Per:_
Name:  Title:  "

                             FEF  CONTRACTS  SCHEDULE


FEF  CONTRACT  DEFINITIONS
--------------------------

"FOREIGN EXCHANGE FORWARD CONTRACT" or "FEF CONTRACT" means a currency exchange transaction or agreement or any option with respect to any such transaction now existing or hereafter entered into between the Borrower and the Bank;


CONDITIONS  APPLICABLE  TO  FEF  CONTRACTS
------------------------------------------

At the Borrower's request, the Bank may agree to enter into FEF Contracts with the Borrower from time to time. The Borrower acknowledges that the Bank makes no formal commitment herein to enter into any FEF Contract and the Bank may, at any time and at all times, in its sole and absolute discretion, accept or reject any request by the Borrower to enter into a FEF Contract. If the Bank does enter into a FEF Contract with the Borrower, it will do so subject to the following:

(a) the Borrower shall promptly issue or countersign and return a confirmation or acknowledgement of the terms of each such FEF Contract as required by the Bank;

(b) the Borrower shall, if required by the Bank, promptly enter into a Foreign Exchange and Options Master Agreement or such other agreement in form and substance satisfactory to the Bank to govern the FEF Contract(s);

(c) in the event of demand for payment under the agreement of which this schedule forms a part, the Bank may terminate all or any FEF Contracts. If the agreement governing any FEF Contract does not contain provisions governing termination, any such termination shall be effected in accordance with customary market practice. The Bank's determination of amounts owing under any terminated FEF Contract shall be conclusive in the absence of manifest error. The Bank shall apply any amount owing by the Bank to the Borrower on termination of any FEF Contract against the Borrower's obligations to the Bank under the agreement and any amount owing to the Bank by the Borrower on such termination shall be added to the Borrower's obligations to the Bank under the agreement and secured by the Bank's security;

(d) the Borrower shall pay all required fees in connection with any FEF Contracts and indemnify and hold the Bank harmless against any loss, cost or expense incurred by the Bank in relation to any FEF Contract, including without limitation, the costs of terminating or cancelling any FEF Contract;

(e) any rights of the Bank herein in respect of any FEF Contract are in addition to and not in limitation of or substitution for any rights of the Bank under any agreement governing such FEF Contract. In the event that there is any inconsistency at any time between the terms hereof and any agreement governing such FEF Contract, the terms of such agreement shall prevail; and

(f) in addition to any security which may be held at any time in respect of any FEF Contract, upon request by the Bank from time to time, the Borrower will deliver to the Bank such security as is acceptable to the Bank as continuing collateral security for the Borrower's obligations to the Bank in respect of FEF Contracts.

                                                           EXHIBIT  10.2



MARC  DROUIN                                            ROYAL  BANK  OF  CANADA
Senior  Account  Manager                        Information  Technology  -  GTA
Tel:  (905)  764-4755               260  East  Beaver  Creek  Road,  Suite  201
Fax:  (905)  764-4361                        Richmond  Hill,  Ontario  L4B  3M3



May  12,  2005


PRIVATE  AND  CONFIDENTIAL
--------------------------

Sentry  Technology  Canada  Inc.
c/o  Sentry  Technology  Corporation
37  Voyageur  Court  North
Mississauga,  Ontario
M9W  4Y2

ATTENTION:  MR.  PETER  MURDOCH,  PRESIDENT  &  CEO
---------------------------------------------------

Dear  Sirs:

We refer to the letter agreement dated April 19, 2005 (the "Letter Agreement") between Sentry Technology Canada Inc. (the "Borrower") and Royal Bank of Canada (the "Bank").

All capitalized terms not otherwise defined herein shall have the meaning ascribed thereto in the Letter Agreement.

The Letter Agreement is amended with effect as of the Effective Date (defined below) as follows:

1.     FACILITY  (1)

The principal amount of Facility (1) in the Letter Agreement is hereby permanently reduced from $5,000,000 to $4,500,000, it being understood and agreed by each of the parties hereto that the maximum available amount of credit under Facility (1) shall be subject at all times to the availment options, margin requirements and other applicable terms and conditions set forth in the Letter Agreement, as amended from time to time.

2.     SECURITY

In the Security section of the Letter Agreement, the list of security to be delivered to the Bank shall be amended as follows:

(i) Paragraph (b) is hereby deleted in its entirety and replaced with the following:
     "(b) Guarantee and postponement of claim signed by Sentry Technology Corporation in form and substance satisfactory to the Bank in its sole discretion in the amount of $5,000,000 with interest after demand as set forth therein, supported by a general security agreement constituting a first ranking security interest in all personal property of Sentry Technology Corporation and further supported by a certificate of insurance evidencing fire insurance coverage over the assets of Sentry Technology Corporation, with first loss payable to the Bank and evidencing business interruption and third party liability insurance."

(ii) Paragraph (c) is hereby deleted in its entirety and replaced with the following:

     "(c) Guarantee and postponement of claim signed by Sentry Technology USA Inc. in form and substance satisfactory to the Bank in its sole discretion in the amount of $5,000,000 with interest after demand as set forth therein, supported by a general security agreement constituting a first ranking security interest in all personal property of Sentry Technology USA Inc. and further supported by a certificate of insurance evidencing fire insurance coverage over the assets of Sentry Technology USA Inc., with first loss payable to the Bank and evidencing business interruption and third party liability insurance".

(iii) Paragraph (d) is hereby deleted in its entirety and replaced with the following:

     "(d) Guarantee and postponement of claim signed by Custom Security Industries Inc. in form and substance satisfactory to the Bank in its sole discretion in the amount of $1,000,000 with interest after demand as set forth therein".

(iv) Paragraph (e) is hereby deleted in its entirety and replaced with the following:

     "(e) Postponement and Subordination Agreement among the Bank, Brascan Technology Fund, the Borrower and Sentry Technology Corporation in form and substance satisfactory to the Bank in its sole discretion".

(iv)     The  following  are  added  as  Paragraphs  (f)  and  (g):

     "(f) Payout Statement and Undertaking to Release Security from CIT Business Credit / Group, Inc. ("CIT") in favour of the Bank, regarding any and all security and insurance interests held by CIT in respect of the Borrower, the Guarantors and any of their affiliates in form and substance satisfactory to the Bank in its sole discretion".

     "(g)  Payout  Statement  and  Undertaking  to Release Security from Bank of
Montreal ("BMO") in favour of the Bank, regarding any and all security and insurance interests held by BMO in respect of the Borrower, the Guarantors and any of their affiliates in form and substance satisfactory to the Bank in its sole discretion".

3.     REPRESENTATIONS  AND  WARRANTIES
In the Representations and Warranties section of the Letter Agreement, the following is added as paragraph (j):

"(j) Custom Security Industries Inc. has not delivered any security to and in favour of Brascan Technology Fund Inc. or any of its affiliates."

4.     GENERAL  COVENANTS
In  the  General  Covenants  section  of  the  Letter  Agreement:

(i) Paragraph (h) is hereby deleted in its entirety and replaced with the following:

     "(h) not to, without the prior written consent of the Bank sell, transfer, convey, lease or otherwise dispose of any of its properties or assets other than in the ordinary course of business and on commercially reasonable grounds. For greater certainty and without limiting the generality of the foregoing, the Borrower and each of the Guarantors may not sell, transfer, convey, lease or otherwise dispose of their assets to each other without the prior written consent of the Bank."

(ii)     The  following  is  added  as  paragraph  (o):

     "(o) Custom Security Industries Inc. shall not grant any security over any of its assets to Brascan Technology Fund Inc. or any of its affiliates without the prior written consent of the Bank".


5.     CONDITIONS  PRECEDENT

The effectiveness of this amendment agreement is conditional upon receipt by the Bank of a duly and fully executed copy of this amendment agreement. The date of receipt by the Bank of a fully executed copy of this amendment agreement shall be referred to herein as the "Effective Date".

All other terms and conditions outlined in the Letter Agreement remain unchanged and in full force and effect.

Kindly acknowledge your acceptance of these amendments by signing and returning the attached copy to the Bank.



This offer is open for acceptance until May 27, 2005, after which date it will be null and void, unless extended in writing by the Bank.


Yours  truly,

/s/  Marc  Drouin
-----------------
Marc  Drouin
Senior  Account  Manager


We acknowledge and accept the foregoing terms and conditions as of May 2005.

SENTRY  TECHNOLOGY  CANADA  INC.
By:  /s/  Peter  L.  Murdoch
     -----------------------
Name:  Peter  L.  Murdoch
       ------------------
Title:  President
        ---------

By:
Name:  _________________________
Title:  __________________________

I/We  have  authority  to  bind  the  Corporation.

We acknowledge and confirm our agreement with the foregoing terms and conditions, in our capacity as a Guarantor, as of May 2005.

SENTRY  TECHNOLOGY  CORPORATION

By:  /s/  Peter  L.  Murdoch
   -------------------------
Name:  Peter  L.  Murdoch
       ------------------
Title:  President
        ---------

By:
Name:  _________________________
Title:  __________________________

I/We  have  authority  to  bind  the  Corporation.

We  acknowledge  and  confirm  our  agreement  with  the  foregoing  terms  and
conditions,  in  our  capacity  as  a  Guarantor,  as  of  May     ,  2005.

SENTRY  TECHNOLOGY  USA  INC.

By:  /s/  Peter  L.  Murdoch
  --------------------------
Name:  Peter  L.  Murdoch
       ------------------
Title:  President
        ---------
By:
Name:  _________________________
Title:  __________________________

I/We  have  authority  to  bind  the  Corporation.

We  acknowledge  and  confirm  our  agreement  with  the  foregoing  terms  and
conditions,  in  our  capacity  as  a  Guarantor,  as  of  May     ,  2005.

CUSTOM  SECURITY  INDUSTRIES  INC.

By:  /s/  Morton  Roseman
  -----------------------
Name:  Morton  Roseman
    ------------------
Title:  President
     ------------

By:
Name:  _________________________
Title:  __________________________

I/We  have  authority  to  bind  the  Corporation.

                                                                   EXHIBIT  10.3


                    POSTPONEMENT AND SUBORDINATION AGREEMENT
     THIS  AGREEMENT  made  as  of  the  12th  day  of  May  2005.
                                     AMONG:

                            BRASCAN TECHNOLOGY FUND,
                     a limited partnership formed under the
                         laws of the Province of Ontario

                     (hereinafter referred to as "BRASCAN")
                                     - and -
                              ROYAL BANK OF CANADA,
                            a Canadian chartered bank
                    (hereinafter referred to as the "LENDER")
                                     - and -
                          SENTRY TECHNOLOGY CANADA INC.
                        a corporation incorporated under
                       the laws of the Province of Ontario
                    (hereinafter referred to as the "CANADA")
                                     - and -
                          SENTRY TECHNOLOGY CORPORATION
                        a corporation incorporated under
                        the laws of the State of Delaware
                     (hereinafter referred to as "DELAWARE")
                                     - and -
                           SENTRY TECHNOLOGY USA INC.
                        a corporation incorporated under
                      the laws of the State of Pennsylvania
                   (hereinafter referred to as "PENNSYLVANIA")
                                     - AND -

                         CUSTOM SECURITY INDUSTRIES INC.
                        a corporation incorporated under
                       the laws of the Province of Ontario
                       (hereinafter referred to as "CSI")

     WHEREAS pursuant to a letter agreement dated on April 19, 2005 (amended by a letter agreement dated on or about the date hereof) (as same may be supplemented, amended or restated from time to time, the "LOAN AGREEMENT") between Canada and the Lender et al., the Lender has established certain credit facilities and made other credit accommodations available to and in favour of Canada;

AND WHEREAS Canada has granted security and may hereafter from time to time grant further security to and in favour of the Lender over all of Canada's present and after-acquired property, assets and undertaking (all such security being collectively referred to as the "LENDER CANADA SECURITY") as collateral security for all indebtedness of Canada arising under or pursuant to the Loan Agreement together with any other liabilities, obligations or indebtedness now or hereafter owing by Canada to the Lender from time to time, whether on account of principal, fees, costs or other amounts (collectively referred to as the "LENDER CANADA INDEBTEDNESS");

AND WHEREAS Delaware is the parent corporation of Canada and has issued to the Lender (i) a guarantee (the "LENDER DELAWARE GUARANTEE") of the Lender Canada Indebtedness and (ii) a general security agreement by Delaware to and in favour of the Lender charging all of the Delaware's present and after-acquired property, assets and undertaking (together with any other security which the Lender may hold from time to time in respect of the Delaware's present and after-acquired property, assets and undertaking being collectively, the "LENDER DELAWARE SECURITY".)

AND WHEREAS Pennsylvania is a subsidiary of Delaware and has issued to the Lender (i) a guarantee (the "LENDER PENNSYLVANIA GUARANTEE") of the Lender Canada Indebtedness and (ii) a general security agreement by Pennsylvania to and in favour of the Lender charging all of Pennsylvania's present and after-acquired property, assets and undertaking (together with any other security which the Lender may hold from time to time in respect of Pennsylvania's present and after-acquired property, assets and undertaking being collectively, the "LENDER PENNSYLVANIA SECURITY".)

AND WHEREAS CSI is a subsidiary of Canada and has issued a guarantee to the Lender (the "LENDER CSI GUARANTEE") of the Lender Canada Indebtedness;
(The Lender Canada Security, the Lender Delaware Security and the Lender Pennsylvania Security (including the Lender Delaware Guarantee and the Lender Pennsylvania Guarantee) and the Lender CSI Guarantee are collectively referred to as the "LENDER'S SECURITY". All indebtedness of Delaware arising under the Lender Delaware Guarantee, all indebtedness of Pennsylvania arising under the Lender Pennsylvania Guarantee and all indebtedness of CSI arising under the Lender CSI Guarantee, together with any other liabilities, obligations or indebtedness now or hereafter owing by Delaware, Pennsylvania or CSI to the Lender from time to time, whether on account of principal, fees, costs or other amounts are collectively referred to as the "LENDER GUARANTORS INDEBTEDNESS". The Lender Canada Indebtedness and the Lender Guarantors Indebtedness are collectively referred to as the "LENDER'S INDEBTEDNESS" of which the amount thereof excluding any principal amount in excess of $5,350,000 is hereinafter called the "LENDER'S PRIORITY INDEBTEDNESS".)

AND WHEREAS Delaware is indebted and may hereafter become further indebted to Brascan pursuant to that certain convertible debenture dated as of April 30, 2004 issued by Delaware to Brascan (as same may be supplemented, amended or restated from time to time, the "BRASCAN DEBENTURE");

AND WHEREAS Delaware has granted security and may hereafter from time to time grant further security to and in favour of Brascan over all of Delaware's present and after-acquired property, assets and undertaking (all such security being collectively referred to as the "BRASCAN DELAWARE SECURITY") as collateral security for all indebtedness of Delaware arising under or pursuant to the Brascan Debenture together with any other liabilities, obligations or indebtedness now or hereafter owing by Delaware to Brascan from time to time, whether on account of principal, fees, costs or other amounts (collectively referred to as the "BRASCAN DELAWARE INDEBTEDNESS");

AND WHEREAS Canada has issued or may hereafter issue to Brascan (i) a guarantee (the "BRASCAN CANADA GUARANTEE") of the Brascan Delaware Indebtedness and (ii) a general security agreement by Canada to and in favour of Brascan charging all of Canada's present and after-acquired property, assets and undertaking (together with any other security which Brascan may hold from time to time in respect of Canada's present and after-acquired property, assets and undertaking being collectively, the "BRASCAN CANADA SECURITY");

AND WHEREAS Pennsylvania has issued to Brascan (i) a guarantee (the "BRASCAN PENNSYLVANIA GUARANTEE") of the Brascan Delaware Indebtedness and (ii) a general security agreement by Pennsylvania to and in favour of Brascan charging all of Pennsylvania's present and after-acquired property, assets and undertaking (together with any other security which Brascan may hold from time to time in respect of Pennsylvania's present and after-acquired property, assets and undertaking being collectively, the "BRASCAN PENNSYLVANIA SECURITY");

AND WHEREAS CSI has not issued, and has not agreed to issue, a guarantee to Brascan of the Brascan Delaware Indebtedness;

(The Brascan Delaware Security, the Brascan Canada Security and the Brascan Pennsylvania Security (including the Brascan Canada Guarantee and the Brascan Pennsylvania Guarantee) are collectively referred to as the "BRASCAN SECURITY". All indebtedness of Canada arising under the Brascan Canada Guarantee and all indebtedness of Pennsylvania arising under the Brascan Pennsylvania Guarantee, together with any other liabilities, obligations or indebtedness now or hereafter owing by Canada or Pennsylvania to Brascan from time to time, whether on account of principal, fees, costs or other amounts are collectively referred to as the "BRASCAN GUARANTORS INDEBTEDNESS". The Brascan Delaware Indebtedness and the Brascan Guarantors Indebtedness are collectively referred to as the "BRASCAN INDEBTEDNESS".

The Brascan Security and the Brascan Indebtedness are collectively referred to as the "BRASCAN OBLIGATIONS". The Lender's Security and the Lender's Indebtedness are collectively referred to as the "LENDER'S OBLIGATIONS".) AND WHEREAS Brascan has agreed to postpone the payment and performance of the obligations of Delaware, Canada and Pennsylvania in respect to the Brascan Indebtedness to and in favour of the obligations of Delaware, Canada, Pennsylvania and CSI in respect to the Lender's Priority Indebtedness as provided herein;

(Delaware, Canada, Pennsylvania and, where applicable, CSI are collectively referred to as the "OBLIGORS".)

AND WHEREAS Brascan has agreed to subordinate the Brascan Security with respect to all present and after-acquired assets, property and undertaking of any of the Obligors, as the case may be, tangible or intangible, real or personal and wheresoever located (collectively, the "SUBORDINATED ASSETS") to the Lender's Security;

AND WHEREAS each of Obligors has agreed it will maintain and deal with its assets solely in accordance with the provisions hereof.


NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the respective covenants and agreement of the parties contained herein, the sum of one dollar paid by each party hereto to each of the other parties hereto and other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged by the parties) it is agreed as follows:

             ARTICLE ONE     - POSTPONEMENT OF BRASCAN INDEBTEDNESS

1.1 Except as specifically set out in this Agreement, the agreements herein are not intended to nor will they impair the obligations of any of the Obligors as applicable, to pay the Lender's Indebtedness or to pay the Brascan Indebtedness, including the principal thereof and the interest thereon, as and when the same shall become due and payable in accordance with the terms of the Lender's Obligations and the Brascan Obligations, as the case may be, nor will anything in this Agreement prevent the holder of the Lender's Security or the Brascan Security from exercising all remedies otherwise permitted by applicable law upon the occurrence of a default under such security.

1.2 Each of the Lender and Brascan hereby agree that if the Lender provides written notice to Brascan of the Lender issuing a demand pursuant to the Lender's Obligations (a "DEMAND NOTICE"), Brascan shall cease to receive, and will postpone receipt of all payments in respect of the Brascan Indebtedness and shall not be entitled to accelerate the time for payment of any Brascan Indebtedness, enforce any rights under the Brascan Obligations, petition any of the Obligors, as the case may be, into bankruptcy (or otherwise participate in or initiate any similar proceeding under the Companies Creditors Arrangements Act or similar insolvency legislation) or initiate any proceeding for the payment of any Brascan Indebtedness until the earliest of the following:
(i) the date which is ninety (90) days following the date on which a Demand Notice is issued (such period of time being the "POSTPONEMENT PERIOD"); provided that if Postponement Periods of 120 days or more have already been in effect during the 365 days preceding the date on which a Demand Notice is issued, then the period under this clause (i) shall be deemed to be seven (7) days;
(ii)     the  date  on  which  a  Lender-issued  Notice  of Intention to Enforce
Security pursuant to the Bankruptcy and Insolvency Act (Canada) becomes effective; and
(iii) the date on which the Lender's Priority Indebtedness is repaid in full and the Lender has provided written confirmation of same to Brascan (of which the Lender covenants to provide forthwith upon request).

1.3 If Brascan receives any payment or amount from any of the Obligors or any third party on account of the Brascan Indebtedness contrary to the provisions of this Agreement, any such payment or amount shall be held by Brascan in trust for the Lender and shall be forthwith paid over to the Lender on account of the Lender's Priority Indebtedness.


               ARTICLE TWO     - SUBORDINATION OF BRASCAN SECURITY

2.1 SUBORDINATION OF SECURITY. Brascan agrees with the Lender that the Brascan Security with respect to the Subordinated Assets shall rank subsequent and be subordinate to the Lender's Security to the extent of all of the Lender's Priority Indebtedness secured notwithstanding the time or order of registration or filing of financing statements, the date or dates of any advance or advances by the Lender and Brascan, the date or dates of any default by any of the Obligors, as applicable, or the date or dates of taking any enforcement or realization measures or proceedings; provided that the Lender agrees with Brascan that, to the extent of any Lender's Indebtedness exceeding the Lender's Priority Indebtedness, the Lender's Security with respect to the Subordinated Assets shall rank subsequent and be subordinate to the Brascan Security to the extent of all of the Brascan Indebtedness.

2.2 EXTENSION OF PRIORITY. The priority to which the Lender and Brascan are entitled hereunder shall extend to all books, accounts, invoices, letters, papers, documents and other records in any form relating to the Subordinated Assets, all contracts, securities, instruments and other rights and benefits in respect thereof, all substitutions and replacements thereof, and increases, additions, and accessions thereto, all proceeds therefrom, and any insurance, indemnity or compensation for loss of or damage to the Subordinated Assets.

2.3 DISTRIBUTION OF PROCEEDS. The proceeds resulting from the enforcements or realization of any of the mortgages, charges, assignments or other security interests contained in or constituted by the Brascan Security or Lender's Security and all other proceeds received by Brascan or the Lender pursuant to the Brascan Security or the Lender's Security, including without limitations insurance and expropriation proceeds, will be divided or otherwise dealt with in such a way as to give effect to the provisions of this agreement and the priorities created and established hereby.

2.4 Prior to making any demand on any of the Obligors, as the case may be, for repayment of any funds owed, the Lender or Brascan, as the case may be, shall provide the other three (3) business days prior notice of such demand, provided, however, that if the Lender or Brascan, as the case may be, determines in good faith that any delay in demanding payment would be prejudicial to it, such notice need only be given at the time that demand for payment is made. Neither the Lender nor Brascan shall be liable for any accidental omission to provide notice to the other of them as required pursuant to this section. For greater certainty and without limiting the generality of the foregoing, any failure by the Lender to provide notice hereunder shall not impair or restrict its right as against any of the Obligors, as applicable, to make demand at any time in its sole discretion.

2.5 The Lender shall have no obligation to Brascan with respect to any monies in any account of any of the Obligors, as the case may be, maintained at the Lender, or any monies deposited in or disbursed from any such account, unless the Lender has received notice from Brascan as provided for in Section
2.4  of  this  Agreement.





      ARTICLE THREE     - CONSENT TO LENDER'S SECURITY AND BRASCAN SECURITY

3.1 CONSENT AND INSURANCE. Notwithstanding the terms of any agreement or instrument establishing or related to the Lender's Security or the Brascan Security, Brascan hereby consents to the creation and issuance of the Lender's Security and the Lender hereby consents to the creation and issuance of the Brascan Security. Brascan and the Lender each consent to the other being named as a loss payee on any policy of insurance now or hereafter held by any Obligor, as applicable, in respect of its assets and undertaking, provided that the proceeds of any such policy shall be payable in accordance with the terms of this Agreement.

            ARTICLE FOUR     - CONSENT AND AGREEMENT OF THE OBLIGORS

4.1 OBLIGORS' COVENANT. Each Obligor irrevocably and unconditionally agrees with the Lender and Brascan that so long as the Lender's Indebtedness and Brascan Indebtedness are outstanding and are secured by the Lender's Security, and Brascan Security, it will (i) make all payments in respect to the Lender's Indebtedness and the Brascan Indebtedness in accordance with the terms of this Agreement, (ii) consent to any exchange of information in respect to any of the Obligors, as applicable, by and between Brascan and the Lender, and (iii) stand possessed of its assets thereby secured and maintain and deal with such assets in accordance with the priorities herein set out.

4.2 NO CHALLENGE. None of the parties hereto, as the case may be, shall directly or indirectly take any action or consent to the taking of any action or otherwise assist any person to challenge the validity, legality, perfection or priority of the Lender's Security or the Brascan Security, as the case may be.

                        ARTICLE FIVE     - CROSS DEFAULT

5.1 CROSS-DEFAULT. The parties agree that any and all default under the terms and conditions of the said Brascan Security shall constitute concurrent default under the Lender's Security and any and all default under the Lender's Security shall constitute concurrent default under the Brascan Security, whereupon the unpaid principal amount of the Lender's Indebtedness or the Brascan Indebtedness together with interest and costs shall, at the option of and upon demand by the Lender or Brascan, become immediately due and payable.

5.2 LENDER'S RIGHT TO REALIZE. Subject to the provisions of Section 1.2, upon default by any of the Obligors, as the case may be, under the Brascan Security or the Lender's Security, as the case may be, the Lender or Brascan shall have the right to proceed against all, any or any portion of the Lender's Security or the Brascan Security in such order and in such manner as it shall in its sole discretion deem fit, without waiving any right which the Lender or Brascan may have with respect to any and all such securities, and the exercise of any such powers or remedies from time to time shall in no way affect or diminish the liability of any of the Obligors, as the case may be, under the remaining security.

                  ARTICLE SIX     - GENERAL CONTRACT PROVISIONS

6.1 NOTICES. All notices, requests, demands or other communications (collectively, "NOTICES") by the terms hereof required or permitted to be given by one party to any other party, or to any other person shall be given in writing by personal delivery or by registered mail, postage prepaid, or by facsimile transmission to such other party as follows:

          BRASCAN  TECHNOLOGY  FUND
          BCE  Place
          181  Bay  Street,  Suite  300,  P.O.  Box  771
          Toronto,  ON  M5J  2T3
          Attention:  Mr.  Stephen  Adams
          Fax  No.:  (416)  446-0050

(a)     To  Brascan  at:
          ROYAL  BANK  OF  CANADA
          260  East  Beaver  Creek  Rd.,  S.  201
          Richmond  Hill,  ON  L4B  3M3
          Attention:  Marc  Drouin
          Fax  No.:  (905)  764-4361

(b)     To  the  Lender  at:
          SENTRY  TECHNOLOGY  CANADA  INC.
          c/o  Sentry  Technology  Canada  Inc.
          37  Voyager  Court  North
          Etobicoke,  ON  M9W  4Y2

(c)     To  any  of  the  Obligors  at:     Fax  No.:  (416)  674-5075

Or at such other address as may be given by such person to the other parties hereto in writing from time to time.

All such Notices shall be deemed to have been received when delivered or transmitted, or, if mailed within 48 hours after 12:01 a.m. on the following day of the mailing thereof. If any Notice shall have been mailed and if regular mail service shall be interrupted by strikes or other irregularities, such Notice shall be deemed to have been received 48 hours after 12:01 a.m. on the day following the resumption of normal mail service, provided that during the period that regular mail service shall be interrupted all Notices shall be given by personal delivery, facsimile transmission, or electronic mail.

6.2 ADDITIONAL CONSIDERATIONS. The parties shall sign such further and other documents, cause such meetings to be held, resolutions passed and by-laws enacted, exercise their vote and influence, do and perform and cause to be done and performed such further and other acts and things as may be necessary or desirable in order to give full effect to this Agreement and every part thereof.

6.3 COUNTERPARTS. This Agreement may be executed in several counterparts, each of which so executed shall be deemed to be an original and such counterparts together shall be but one and the same instrument.

6.4 TIME OF THE ESSENCE. Time shall be of the essence of this Agreement and of every part hereof and no extension or variation of this Agreement shall operate as a waiver of this provision.

6.5 ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties with respect to all of the matters herein and its execution has not been induced by, nor do any of the parties rely upon or regard as material, any representations or writings whatever not incorporated herein and made a part hereof and may not be amended or modified in any respect except by written instrument signed by the parties hereto; provided that no consent of any of the Obligors shall be necessary for any amendment to the terms hereof by the Lender and Brascan unless the interests of any of the Obligors are directly and adversely affected thereby. Any schedules referred to herein are incorporated herein by reference and form part of the agreement.

6.6 ENUREMENT. This Agreement shall enure to the benefit of and be binding upon the parties and their respective successors and assigns. Without limiting the generality of the foregoing, this Agreement shall be binding on all present and future holders of the Brascan Indebtedness or the Lender's Indebtedness. Upon any sale, transfer or assignment of the Brascan Indebtedness or the Lender's Indebtedness, or any part thereof, to any person who is not bound by this Agreement, the assignee shall agree in writing with the other parties hereto to be bound by this Agreement.

6.7 CURRENCY. Unless otherwise provided for herein, all monetary amounts referred to herein shall refer to the lawful money of Canada.

6.8 HEADINGS FOR CONVENIENCE ONLY. The division of this Agreement into articles and sections is for convenience of reference only and shall not affect the interpretation or construction of this Agreement.

6.9 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein and each of the parties hereto agrees irrevocably to conform to the non-exclusive jurisdiction of the Courts of such Province.

6.10 GENDER. In this Agreement, words importing the singular number shall include the plural and visa versa, and words importing the use of any gender shall include the masculine, feminine and neuter genders and the word "person" shall include an individual, a trust, a partnership, a body corporate, an association or other incorporated or unincorporated organization or entity.

6.11 CALCULATION OF TIME. When calculating the period of time within which or following which any act is to be done or step taken pursuant to this Agreement, the date which is the reference date in calculating such period shall be excluded. If the last day of such period is not a business day, then the time period in question shall end on the first business day following such non-business day.

6.12 LEGISLATION REFERENCES. Any references in this Agreement to any law, by-law, rule, regulation, order or act of any government, governmental body or other regulatory body shall be construed as a reference thereto as amended or re-enacted from time to time or as a reference to any successor thereto.

6.13 SEVERABILITY. If any Article, Section or any portion of any Section of this Agreement is determined to be unenforceable or invalid for any reason whatsoever that unenforceability or invalidity shall not affect the enforceability or validity of the remaining portions of this Agreement and such unenforceable or invalid Article, Section or portion thereof shall be severed from the remainder of this Agreement.

6.14 TRANSMISSION BY FACSIMILE. The parties hereto agree that this Agreement may be transmitted by facsimile or such similar device and that the reproduction of signatures by facsimile or such similar device will be treated as binding as if originals and each party hereto undertakes to provide each and every other party hereto with a copy of the Agreement bearing original signatures forthwith upon demand.

6.15 EXCHANGE OF INFORMATION. Upon written request of the other, Brascan and the Lender shall exchange information in respect to the Obligors, including without limitation, the status of the Brascan Indebtedness and the Lender's Indebtedness as the case may be.

                 [THE REST OF THIS PAGE IS INTENTIONALLY BLANK]

IN WITNESS WHEREOF the parties have duly executed this Agreement this 13th day of May 2005.

BRASCAN  TECHNOLOGY  FUND,
BY ITS GENERAL PARTNER, BRASCAN TECHNOLOGY FUND
INC.
      Per:  /s/  L.  Quan
           -------------
      Name:  L.  Quan
      Title:  Secretary

      Per:  /s/B.  Robertson
           ----------------
      Name:  B.  Robertson
      Title:  President

     I/we  have  authority  to  bind  the  Limited  Partnership

     ROYAL  BANK  OF  CANADA
      Per:  /s/  Marc  J.  Drouin
           ---------------------
      Name:  Marc  J.  Drouin
      Title:  Senior  Account  Manager

      Per:  __________________________________
      Name:
      Title:

     I/We  have  authority  to  bind  the  Bank

     SENTRY  TECHNOLOGY  CORPORATION
     Per:  /s/  Peter  L.  Murdoch
           -----------------------
      Name:  Peter  L.  Murdoch
      Title:  President
      Per:  c/s
      Name:
      Title:

     I/We  have  authority  to  bind  the  Corporation

     SENTRY  TECHNOLOGY  CANADA  INC.
      Per:  /s/  Peter  L.  Murdoch
           c/s
           -----------------------
      Name:  Peter  L.  Murdoch
      Title:  President

      Per:  __________________________________c/s
      Name:
      Title:

     I/We  have  authority  to  bind  the  Corporation


     SENTRY  TECHNOLOGY  USA  INC.
      Per:  /s/Peter  L.Murdoch
            c/s
           -------------------
      Name:  Peter  L.  Murdoch
      Title:
      Per:  __________________________________c/s
      Name:
      Title:

     I/We  have  authority  to  bind  the  Corporation

     CUSTOM  SECURITY  INDUSTRIES  INC.
      Per:  /s/  Morton  Roseman_________________c/s
           --------------------
      Name:  Morton  Roseman
      Title:  President
      Per:  __________________________________c/s
      Name:
      Title:

   I/We  have  authority  to  bind  the  Corporation